No. 3525-0090


                         CASUALTY EXCESS OF LOSS
                         -----------------------
                          REINSURANCE AGREEMENT
                          ---------------------

                                 between

                  SELECTIVE INSURANCE COMPANY OF AMERICA
                     SELECTIVE WAY INSURANCE COMPANY
               SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
               SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
                         EXCHANGE INSURANCE COMPANY

                                    and

                        VARIOUS INSURANCE AND/OR
                          REINSURANCE COMPANIES


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                                              No. 3525-0090

                             TABLE OF CONTENTS
                             -----------------

 ARTICLE                                                PAGE
 -------                                                ----

    I          RETENTION OF COMPANY AND LIABILITY
               OF REINSURER                               1

    II         EXHIBITS COVERED                           2

    III        BUSINESS COVERED AND GOVERNING
               GUIDELINES                                 2

    IV         TERRITORY                                  3

    V          EXCLUSIONS                                 3

    VI         DEFINITIONS                                5

    VII        ULTIMATE NET LOSS                          7

    VIII       WARRANTIES                                 8

    IX         CLAIMS                                     9

    X          EXTRA CONTRACTUAL OBLIGATIONS              9

    XI         SUBROGATION AND SALVAGE                    10

    XII        ORIGINAL CONDITIONS                        11

    XIII       RESERVES AND TAXES                         11

    XIV        INSOLVENCY CLAUSE                          11

    XV         ARBITRATION                                12

    XVI        OFFSET AND SECURITY CLAUSE                 14

    XVII       SELF-INSURED OBLIGATIONS                   15

    XVIII      ERRORS AND OMISSIONS                       15


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                                              No. 3525-0090

                             TABLE OF CONTENTS
                             -----------------

 ARTICLE                                                PAGE
 -------                                                ----

    XIX        ACCESS TO RECORDS                          16

    XX         COMMENCEMENT AND TERMINATION               16

    XXI        SURVIVORSHIP CLAUSE                        17


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                                              No. 3525-0090


                            CASUALTY EXCESS OF LOSS
                             REINSURANCE AGREEMENT
                             ---------------------

     THIS AGREEMENT made and entered into by and between SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY both of Branchville, New Jersey and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA, both of Charlotte, North Carolina, and EXCHANGE INSURANCE COMPANY, Buffalo, New York (herein and therein collectively referred to as the "Company") and various insurance and/or reinsurance companies and/or underwriting members of Lloyd's (hereinafter referred to as the "Reinsurers") one of whom is the "Subscribing Reinsurer" whose name appears on the Interests and Liabilities Agreement attaching to and forming a part of this Contract.

     WITNESSETH:

     The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                             ARTICLE I
                             ---------

RETENTION OF COMPANY AND LIABILITY OF REINSURER
-----------------------------------------------

     The retention of the Company and the liability of the Reinsurer and all other benefits accruing to the Company, as provided in this Agreement or any amendments thereof, shall apply to the parties comprising the Company as a group and not separately to each of the parties. Any payments by the Reinsurer to any of the parties comprising the Company shall discharge the Reinsurer's liability under this Agreement.

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                                              No. 3525-0090

                             ARTICLE II
                             ----------

EXHIBITS COVERED
----------------

     The Company will reinsure with the Reinsurer and the Reinsurer will accept the reinsurance from the Company as set forth in Exhibits A, B, C, D, E and F which are attached hereto and made a part of this Agreement, such Exhibits being entitled for purposes of identification as follows:

     EXHIBIT A -FIRST CASUALTY EXCESS OF LOSS

     EXHIBIT B -SECOND CASUALTY EXCESS OF LOSS

     EXHIBIT C -THIRD CASUALTY EXCESS OF LOSS

     EXHIBIT D -FOURTH CASUALTY EXCESS OF LOSS

     EXHIBIT E - FIFTH CASUALTY EXCESS OF LOSS

     EXHIBIT F -SIXTH CASUALTY EXCESS OF LOSS


                             ARTICLE III
                             -----------

BUSINESS COVERED AND GOVERNING GUIDELINES
-----------------------------------------
     (a) Except as may be modified herein, it is understood and agreed that this Agreement shall apply to all policies and binders underwritten by the Company and defined by the Company as Casualty, Workers Compensation and Umbrella business, and classified as Lines of Business in the Company's Annual Statement as follows:

                             Lines of Business
                             -----------------

     Liability Coverages Under:
          Farmowners Multiple Peril
          Homeowners Multiple Peril
          Commercial Multiple Peril
     Workers Compensation
     Other Liability
     Products Liability
     Private Passenger Auto Liability
     Commercial Auto Liability

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                                              No. 3525-0090

     (b) In addition to the terms and conditions contained herein, it is specifically understood and agreed that the business subject to recoveries under this Agreement and the Exhibits attached shall be limited to business which is written in accordance with the Company's SBU Guidelines. Any change in Company underwriting philosophy which significantly impacts the Company's SBU Guidelines shall be discussed with the lead Reinsurer.

                             ARTICLE IV
                             ----------

TERRITORY
---------

     This Agreement shall follow the territorial coverage granted by the Company under its original policies reinsured hereunder.

                             ARTICLE V
                             ---------

EXCLUSIONS
----------

     (a) The reinsurance provided under this Agreement is subject to the exclusions as set forth below unless submitted by the Company to the Reinsurer for inclusion hereunder.

     (b)  This Agreement does not apply to:

          1. Reinsurance assumed by the Company; however, this exclusion shall not relate to reinsurance of Self-Insured Retention Groups or Risk Retention Groups and inter-company pooling arrangements.

          2. All business derived from any Pool, Association, Joint Underwriting Association, Syndicate, Exchange, Plan or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance, except for Workers Compensation Assigned Risk Plan in New Jersey. However, this exclusion shall not apply to individual automobile assigned risks, including limited assignment distribution and commercial limited assignment distribution assigned to the Company nor shall it apply to any voluntary Governmental pools.

          3. Any economic performance insurance written as such, including but not limited to financial guarantee covers, contract frustration

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                                              No. 3525-0090

               covers, efficacy covers, credit risk covers, political risk covers or residual value covers.

          4. Liability of the Company arising from its participation or membership, whether voluntary or involuntary, in any Insolvency Fund, including any Guarantee Fund, Association, Pool, Plan or other facility which provides for the assessment of, payment by, or assumption by the company of a part or the whole of any claims, debt, charge, fee, or other obligations of an insured or its successors or assigns, which has been declared insolvency by any authority having jurisdiction.

          5. The Company's liability for punitive, exemplary or consequential damages or compensatory damages resulting from an action of an insured or assignee against the Company, except as provided under Self-Insured Obligations or Extra Contractual Obligations.

          6. Policies issued by the Company to insurance or reinsurance companies (each hereinafter referred to as "insurer"), other than Self-Insured Obligations, which provides insurance against liability of the insurer for any damages resulting from alleged or actual tortious conduct by the insurer in the handling of claims made against any of its policyholders or in the handling of any other business matters with any of its policyholders.

          7. Liability excluded by provisions of the following clauses. The word "Reassured" therein means "Company."

               Nuclear Incident Exclusion Clause

               Liability - Reinsurance - No. 1B
               Nuclear Incident Exclusion Clause Reinsurance - No. 4

               Nuclear Energy Risks Exclusions Clause (Reinsurance) (1994) (Worldwide excluding USA and Canada)

          8. Operations employing the process of nuclear fission or fusion or handling of radioactive material. This exclusion does not apply to liability arising out of the use of x-ray or related equipment by medical professionals.

          9. Atomic Energy Commission projects and operations conducted under license from the Atomic Energy Commission.

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                                              No. 3525-0090

          10. War, whether or not declared, or any act or condition incident to war. War includes, but is not limited to, civil war, insurrection, rebellion or revolution.

     Reinsurance as is afforded by this Agreement shall apply to any risks excluded above until discovery by a member of the underwriting department of the Home Office of the Company of the existence of such risk and for 30 days thereafter, and shall then cease unless, within such 30 day period, the Company has received from the Lead Reinsurer written notice of their approval of such risk.

                             ARTICLE VI
                             ----------

DEFINITIONS
-----------

     (a) The term "loss occurrence" as used in this Agreement means each accident or occurrences or series of accidents or occurrences arising out of one event, provided that as respects:

          1. Products Liability (bodily injury and property damage), "loss occurrence" means the sum of all damages arising from the consumption of, use of, or exposure to each insured's product(s) during each policy year, which emanate from or are traceable to the same causative agency.

          2. Third Party Bodily Injury or Property Damage Liability, other than Automobile and Products, "loss occurrence" means the sum of all damages sustained by each insured during each policy year arising from or traceable to a continuous or repeated exposure to the same causative agency.

               (i) If the date of loss occurrence under items 1. and 2. above cannot be specifically determined, the date of loss occurrence shall be the inception date of the policy reinsured hereunder, where such policy shall be deemed to be in effect not more than 12 calendar months from inception.

          3. Occupational Disease, "loss occurrence" means each employee contracting a disease or cumulative injury for which the employer (insured) is liable.

               (i) The date of loss occurrence under item 3. above shall be the date that the medical expense reimbursement or compensation indemnity is first paid to the employee by the Company.

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                                              No. 3525-0090

               (ii) If an Occupational Disease of the same specific kind or class, which is traceable to the same causative agency, is contracted by two or more employees and the dates of the individual loss occurrences, as defined in paragraph
                    (i) of item 3., are within the same policy year, then such individual loss occurrences shall be accumulated and deemed one loss occurrence during that policy year and the date of loss occurrence shall be the inception date of the policy. Such policy shall be deemed to be in effect not more than 12 calendar months from inception.

          4. If policies which respond on a "claims made" basis are involved in the same event with other "occurrence" and/or "claims made" policies the date of the event shall be determined as follows:

               (i) If an "occurrence" policy is involved, the date of the event shall be the date as determined under the "occurrence" policy,(or as stated above), or,

               (ii) If no "occurrence" policy is identified as being
                    involved, then the date of the event will be the date the first claim is made under the "claims made" policy. If the first claim from an event is under an Extended Reporting Period Endorsement, the date of the event shall be the first date the first claim is made.

          5. Subject to the provisions of items (a)2.(i), 3.(i) and 3.(ii) under this Article, if only occurrence policies are involved, then the date of the event shall be the date as determined under that or those policy(ies).

     (b) The term "claim(s) made" as used herein shall mean all claims under policies classified by the Company as such and for which all claims are submitted by the original insured within the period of time prescribed by the Company in the policy.

     (c) The term "policy year" means each annual period the policy is in effect. Policies in effect for a period longer than one year shall be deemed to have separate policy years.

     (d) The term "gross net written premium income" means gross subject premiums, deposits, advance premiums and additional premiums less return premiums and

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                                              No. 3525-0090

less premiums for reinsurance ceded by the Company which inures to the benefit of the Reinsurer under this Agreement.

     (e) The term "gross net earned premium income" means the Company's gross net premium written income written during the period for which computation is being made, plus the gross net unearned premiums at the beginning of the period, less the gross net unearned premiums at the end of the period; said unearned premiums to be computed on the monthly pro rata basis.

     (f) The term "policies" means each of the Company's binders, policies, contracts, cessions and certificates providing insurance on the perils and Classes of Insurance covered hereunder.

     (g) Subject to the provisions of the Ultimate Net Loss Clause, Declaratory Judgment Expenses means expenses paid by the Company in the investigation, analysis, evaluation or resolution of litigation of coverage issues between the Company and any other party to determine if there is coverage under a policy issued by the Company and therefore reinsured by this Agreement for a specific claim or claims.

     (h) The term "Agreement Year" as used in this Agreement shall mean each 12 month period ending on June 30. The first Agreement Year will be the period from July 1, 1996 to June 30, 1997.

                             ARTICLE VII
                             -----------

ULTIMATE NET LOSS
-----------------

     (a) The term "Ultimate Net Loss" as used in this Agreement means the sum actually paid by the Company in settlement of losses for which it is held liable, including Declaratory Judgment Expenses in accordance with the provisions of paragraph (g) of Article VI, Definitions, Extra Contractual Obligations in accordance with the provisions of Article X, and all expenses incurred by the Company in settlement or defense of claims, including taxed court costs, pre-judgment and post-judgment interest, and loss expenses

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                                              No. 3525-0090

incurred in the investigation, adjustment, litigation, defense and settlement of claims made against the Company under the policies reinsured hereunder.


     (b) Recoveries, salvages and claims upon other reinsurance which inures to the benefit of the Reinsurer under this Agreement, whether collectible or not, shall be deducted in arriving at the "ultimate net loss."

     (c) All office expenses of the Company and all salaries and expenses of its officials and employees are excluded under this Agreement.

     (d) In the event of the insolvency of the Company, "ultimate net loss" means the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of Article XIV of this Agreement.

     (e) In calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurance or reinsurance agreement which the company retains net for its own account shall be included.
     (f) The amount of the Reinsurers' liability hereunder in respect to any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers whether specific or general any amounts which may have become due from them whether such inability arises from the insolvency of such other reinsurers or otherwise.

                             ARTICLE VIII
                             ------------

WARRANTIES
----------

It is warranted by the Company that the Maximum any one Life-Workers Compensation Recoverable under this Treaty shall be $20,000,000.

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                                              No. 3525-0090

                             ARTICLE IX
                             ----------

CLAIMS
------

     (a) The Company shall advise the Reinsurer promptly of all claims and any subsequent developments pertaining thereto of any claim or loss reserved at 50% or more of the retention under this Agreement and any claim for which a bad faith action has been filed.

     (b) The Company has the obligation to investigate and, to the extent that may be required by the policies reinsured hereunder, defend any claim affecting this reinsurance and to pursue such claim to final determination.

     (c) It is understood that when so requested the Company will afford the Reinsurer an opportunity to be associated with the Company at the expense of the Reinsurer in the defense or control of any claim or suit or proceeding involving this reinsurance; and the Company and the Reinsurer shall cooperate in every respect in the defense of such suit or claim or proceeding.

     (d) Any and all payments made by the Company in settlement of loss or losses whether in payment of an award or verdict or in the satisfaction of a judgment in any Court against the insured or the Company or made voluntarily by the Company before judgment, in full settlement or as a compromise, shall be unconditionally binding upon the Reinsurer and amounts falling to the share of the Reinsurer shall be immediately payable to the Company by them upon reasonable evidence of the amount paid or to be paid by the Company being presented to the Reinsurer by the Company.

     (e) Inadvertent error in or delay or omission of any such claim notifications shall not in any way prejudice the rights of the Company under this Agreement.

                             ARTICLE X
                             ---------

EXTRA CONTRACTUAL OBLIGATIONS
-----------------------------

     (a) The Agreement shall protect the Company within the limits hereof, where ultimate net loss includes Extra Contractual Obligations.

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                                              No. 3525-0090

     (b) "Extra Contractual Obligations" are defined as those liabilities not covered under any other provision of this agreement, which arise from the handling of any claim on business covered hereunder (including awards to a third party claimant in excess of the Company's policy limit)such liabilities arising because of, but not limited to the following: failure by the company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

     (c) The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original occurrence.

     (d) This article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

     (e) Recoverables from any form of insurance or reinsurance which protects the Company against claims which are subject matter of this clause will inure to the benefit of the reinsurer and shall be deducted in arriving at the amount of the Company's ultimate net loss.

                             ARTICLE XI
                             ----------

SUBROGATION AND SALVAGE
-----------------------

     (a) Any recoveries, salvages or reimbursements applying to risks covered under this Agreement shall always be used to reimburse the excess carriers (from the last to the first, beginning with the carrier of the last excess), according to their participation, before being used in any way to reimburse the Company for its primary loss.

     (b) All salvages, recoveries or reimbursements, after deduction of expenses applicable thereto, recovered or received subsequent to a loss settlement under this

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                                              No. 3525-0090

Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments shall be made by the parties hereto, provided always, that nothing in this clause shall be construed to mean that losses under this Agreement are not recoverable until the Company's ultimate net loss has been ascertained.

                           ARTICLE XII
                           -----------

ORIGINAL CONDITIONS
-------------------

     The liability of the Reinsurer shall follow the insurance liability of the Company in every case and shall be subject in all respects to all the general and special stipulations, clauses, waivers and modifications of the Company's policy, binder or other undertaking, and any endorsements thereon, except as may be provided herein. However, nothing herein shall in any manner create any obligations by the Reinsurer or establish any rights against the Reinsurer in favor or any insured or insureds under the original policies issued by the Company.

                             ARTICLE XIII
                             ------------

RESERVES AND TAXES
------------------

     (a) The Reinsurer shall maintain legal reserves with respect to unearned premiums and claims hereunder. The Company shall furnish to the Reinsurer semi-annually a list of outstanding claims in which the Reinsurer is interested, showing the amount of loss reserves set up by the Company in respect of both the gross amount and the Reinsurer's share of each and every such claim.

     (b) The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

                          ARTICLE XIV
                          -----------

INSOLVENCY CLAUSE
-----------------

In the event of the insolvency of the Company and the appointment of a conservator, liquidator or statutory successor, the reinsurance provided by this Agreement

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                                              No. 3525-0090

shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. The liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where this Agreement specifically provides for the payment of reinsurance proceeds to another party in the event of the insolvency of the Company.

                             ARTICLE XV
                             ----------

ARBITRATION
-----------

     (a) As a condition precedent to any right of action hereunder, any dispute arising out of this Agreement shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire, meeting in Branchville, New Jersey unless otherwise agreed.

     (b) The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators

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                                              No. 3525-0090

fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two and the decision shall be made by drawing lots.

     (c) The claimant shall submit its initial brief within 20 days from appointment of the umpire. The respondent shall submit its brief within 20 days after receipt of the claimant's brief and the claimant may submit a reply brief within l0 days after receipt of the respondent's brief.

     (d) The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction thereof.

     (e) If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this clause and communications shall be made by the Company to each of the reinsurers constituting the one party, provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint defenses or claims, nor be construed as changing the liability of the reinsurers under the terms of this Agreement from several to joint.

     (f) Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of Arbitration.

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                                              No. 3525-0090

                             ARTICLE XVI
                             -----------

OFFSET AND SECURITY CLAUSE
--------------------------

     (a) Each party hereto has the right, which may be exercised at any time, to offset any amounts, whether on account of premiums or losses or otherwise, due from such party to another party under this Agreement or any other reinsurance agreement heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise due from the latter party to the former party. The party asserting the right of offset may exercise this right, whether as assuming or ceding insurer or in both roles in the relevant agreement or agreements.

     (b) Each party hereby assigns and pledges to the other party (or to each other party, if more than one) all of its rights under this Agreement to receive premium or loss payments at any time from such other party ("Collateral"), to secure its premium or loss obligations to such other party at any time under this Agreement and any other reinsurance agreement heretofore or hereinafter entered into by and between them ("Secured Obligations"). If at any time a party is in default under any Secured Obligation or shall be subject to any liquidation, rehabilitation, reorganization or conservation proceeding, each other party shall be entitled in its discretion, to apply, or to withhold for the purpose of applying in due course, any Collateral assigned and pledged to it by the former party and otherwise to realize upon such Collateral as security for such Secured Obligations.

     (c) The security interest described herein, and the term "Collateral," shall apply to all payments and other proceeds in respect of the rights assigned and pledged. A party's security interest in Collateral shall be deemed evidenced only by the counterpart of this Agreement delivered to such party.

     (d) Each right under this Article is a separate and independent right, exercisable, without notice or demand, alone or together with other rights, in the sole election of the party entitled thereto, and no waiver, delay, or failure to exercise, in respect of any right, shall constitute a waiver of any other right. The provisions of this Article

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                                              No. 3525-0090

shall survive any cancellation or other termination of this Agreement. In the event of the insolvency of either party to this agreement, then offsets shall only be allowed to the extent permitted by the applicable law of the insolvent party's "state of domicile."

                             ARTICLE XVII
                             ------------

SELF-INSURED OBLIGATIONS
------------------------

     (a) As respects all business the subject matter hereof, where the coverage has been agreed upon between the Company and the Reinsurer, this Agreement shall cover all obligations of the Company assumed by it as a self-insured (or self-insured obligations in excess of any valid and collectible insurance available to the Company) to the same extent as if all types of insurance covered by this Agreement were afforded under the broadest forms of agreements issued by the Company.

     (b) An insurance or reinsurance wherein the Company hereby reinsured and/or its affiliated and/or subsidiary Companies are named as the Insured or Reinsured party, either alone or jointly with some other party, shall be deemed to be an insurance or reinsurance coming within the scope of this Agreement, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company hereby reinsured and/or its affiliated and/or subsidiary Companies are named as the Insured or Reinsured party or one of the Insured or Reinsured parties.

                             ARTICLE XVIII
                             -------------

ERRORS AND OMISSIONS
--------------------

     Errors or omissions made in connection with this Contract shall not relieve either party from any liability which would have attached had such error or omission not occurred, provided always that such error or omission shall be rectified as soon as possible after discovery by the Company's Home Office. However, the liability of the Reinsurers under this Contract or any exhibits or endorsements attached hereto shall in no event exceed the limits specified herein, nor be extended to cover any risks, perils or classes of insurance or reinsurance generally or specifically excluded herein, unless specifically

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                                              No. 3525-0090

reported to the Reinsurers for acceptance hereunder within 30 days after discovery by the Company's Home Office.

                               ARTICLE XIX
                               -----------

ACCESS TO RECORDS
-----------------

     The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                             ARTICLE XX
                             ----------

COMMENCEMENT AND TERMINATION
----------------------------

     (a) This Agreement and the Exhibits attached hereto shall take effect as of 12:01 A.M., July 1, 1996 and shall, except as otherwise stipulated herein or in any Exhibit hereto or any Endorsement hereof, continue in full force and effect until terminated as hereinafter provided.

     (b) This Agreement or any of the Exhibits may be cancelled at any time by mutual agreement or as of any June 30 or December 31 by either party giving 90 days notice to the other stating when thereafter cancellation shall be effective.

     (c) In the event of cancellation, the Reinsurer shall remain liable for losses occurring or claims made prior to such cancellation date, but all liability shall terminate hereunder as to losses occurring in respect of occurrence policies, or claims made, in respect of claims made policies subsequent to the cancellation date.

     (d) At the sole option of the Company, the Reinsurer shall remain liable for all policies coming within the terms of this Contract with respect to all Loss Occurrences that may occur on any and all of the Company's Policies that are in force at the termination date of the Contract until the Policies' scheduled anniversary, expiration, cancellation or nonrenewal, which shall occur first, provided, however, that in no event shall the

PAGE


                                              No. 3525-0090

Reinsurer be liable under this contract for any loss more than 12 months. Should the Company choose the run-off option, the Company and Lead Reinsurer shall mutually agree to the rate at which the reinsurance premium for said run-off period will be calculated. This agreed rate shall be multiplied against the Gross Net Earned Premium Income for the run-off period.

     (e) Every notice of termination shall be given by certified letter addressed to the intended recipient at such recipient's address. In determining whether the requisite number of days' notice has been given in any case, the date of termination shall be counted but the date of mailing shall not.

     (f) Notwithstanding the termination of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such termination shall be fully performed and discharged.

                             ARTICLE XXI
                             -----------

SURVIVORSHIP CLAUSE
-------------------

     If any provision of this Agreement shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

PAGE


                                              No. 3525-0090
                                              EXHIBIT A

                             EXHIBIT A
                             ---------

                    FIRST CASUALTY EXCESS OF LOSS
                    -----------------------------

                              Section 1
                              ---------

COVER
-----

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996, as respects policies in force at 12:01 A.M., Standard Time, July 1, 1996, and new and renewal policies becoming effective on and after said date and subject to the exclusions set forth in Article V of this Agreement and the limits set forth in Section 2 of this Exhibit.

                              Section 2
                              ---------

LIMITS OF COVER
---------------

     Subject to the Limits and Retention hereof, the Reinsurers shall pay to the Company the amount of Ultimate Net Loss up to $4,000,000 Ultimate Net Loss each and every Loss Occurrence that takes place during the currency of this Contract in excess of $1,000,000 Ultimate Net Loss in respect of each and every Loss Occurrence.

                              Section 3
                              ---------

REINSTATEMENT CLAUSE
--------------------

     Each claim hereon reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time of occurrence of the loss for no additional premium.

                              Section 4
                              ---------

PREMIUM
-------


     (a) The Company shall pay to the Reinsurers a deposit reinsurance premium of $6,328,000 in equal quarterly installments of $1,582,000, payable at July 1, October 1, January 1 and April 1.

                             -1-


PAGE


                                              No. 3525-0090
                                              EXHIBIT A

     (b) Within 90 days after the end of each Agreement Year, the Company shall furnish to the Reinsurers a statement of the Gross Net Earned Premium Income of the Company for the Contract term and the reinsurance premium shall be adjusted at a rate of 1.12% of the Company's Gross Net Earned Premium Income. For the purposes of this calculation, 15% of the Company's earned premium for Homeowners and Farmowners Policies and 35% for Businessowners Policies shall be included. The debtor party shall immediately pay the creditor the difference between the calculated premium and the deposit premium payments. However, in no event shall the adjusted reinsurance premium be less than $5,062,400.

                              Section 5
                              ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss adjustment expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of the amount paid or to be paid by the Company is received by the Reinsurer. The Company may give the Reinsurer written notice of its intention to pay a loss, equal to or greater than $500,000 to the layer, on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

     This Exhibit A is attached to and forms part of Reinsurance Agreement No. 3525-0090 issued to the SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA and EXCHANGE INSURANCE COMPANY.

                             -2-


PAGE


                                              No. 3525-0090

                                              EXHIBIT B

                              EXHIBIT B
                              ---------

                     SECOND CASUALTY EXCESS OF LOSS
                     ------------------------------

                              Section 1
                              ---------

COVER
-----

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996, as respects policies in force at 12:01 A.M., Standard Time, July 1, 1996, and new and renewal policies becoming effective on and after said date and subject to the exclusions set forth in Article V of this Agreement and the limits set forth in Section 2 of this Exhibit.

                              Section 2
                              ---------

LIMITS OF COVER
---------------

     Subject to the Limits and Retention hereof, the Reinsurers shall pay to the Company the amount of Ultimate Net Loss up to $7,000,000 Ultimate Net Loss each and every Loss Occurrence that takes place during the currency of this Contract in excess of $5,000,000 Ultimate Net Loss in respect of each and every Loss Occurrence.

                              Section 3
                              ---------

REINSTATEMENT CLAUSE

     claim hereon reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time of occurrence of the loss for no additional premium.

                              Section 4
                              ---------

PREMIUM
-------

     (a) The Company shall pay to the Reinsurers a deposit reinsurance premium of $1,638,500 in equal quarterly installments of $409,625, payable at July 1 and October 1, 1996, and January 1 and April 1, 1997.

                             -1-


PAGE



                                              No. 3525-0090
                                              EXHIBIT B

     (b) Within 90 days after the end of each Agreement Year, the Company shall furnish to the Reinsurers a statement of the Gross Net Earned Premium Income of the Company for the Contract term and the reinsurance premium shall be adjusted at a rate of .29% of the Company's Gross Net Earned Premium Income. For the purposes of this calculation, 15% of the Company's earned premium for Homeowners and Farmowners Policies and 35% for Businessowners Policies shall be included. The debtor party shall immediately pay the creditor the difference between the calculated premium and the deposit premium payments. However, in no event shall the adjusted reinsurance premium be less than $1,310,800.

                              Section 5
                              ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss adjustment expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of the amount paid or to be paid by the Company is received by the Reinsurer. The Company may give the Reinsurer written notice of its intention to pay a loss, equal to or greater than $500,000 to the layer, on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

     This Exhibit B is attached to and forms part of Reinsurance Agreement No. 3525-0090 issued to the SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA and EXCHANGE INSURANCE COMPANY.

                             -2-


PAGE


                                              No. 3525-0090
                                              EXHIBIT C

                              EXHIBIT C
                              ---------

                     THIRD CASUALTY EXCESS OF LOSS
                     -----------------------------

                              Section 1
                              ---------


COVER
-----

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996, as respects policies in force at 12:01 A.M., Standard Time, July 1, 1996, and new and renewal policies becoming effective on and after said date and subject to the exclusions set forth in Article V of this Agreement and the limits set forth in Section 2 of this Exhibit.

                              Section 2
                              ---------

LIMITS OF COVER
---------------

     Subject to the Limits and Retention hereof, the Reinsurers shall pay to the Company the amount of Ultimate Net Loss up to $9,000,000 Ultimate Net Loss each and every Loss Occurrence or that takes place during the currency of this Contract in excess of $12,000,000 Ultimate Net Loss in respect of each and every Loss Occurrence.

                              Section 3
                              ---------

REINSTATEMENT
-------------

      Each claim hereon reduces the amount of indemnity provided under this Contract from the time of the loss occurrence by the amount paid. However, the amount so reduced shall be immediately reinstated twice. For the first full amount so reinstated there shall be no charge. For the next amount so reinstated the Company shall pay the Reinsurer an additional premium calculated at pro rata of the reinsurance earned premium payable under this Exhibit. Such premium shall be pro rata as to the fraction of the face value of the limit so reinstated and 100% as to time. Nevertheless, the Reinsurer's liability

PAGE


                                              No. 3525-0090
                                              EXHIBIT C

hereunder shall never exceed $9,000,000 any one loss occurrence nor $27,000,000 for all loss occurrences during the term of this Contract.

                              Section 4
                              ---------

PREMIUM
-------

     (a) The Company shall pay to the Reinsurers a deposit reinsurance premium of $791,000 in equal quarterly installments of $197,750, payable at July 1 and October 1, 1996, and January 1 and April 1, 1997.

     (b) Within 90 days after the end of each Agreement Year, the Company shall furnish to the Reinsurers a statement of the Gross Net Earned Premium Income of the Company for the Contract term and the reinsurance premium shall be adjusted at a rate of .14% of the Company's Gross Net Earned Premium Income. For the purposes of this calculation, 15% of the Company's earned premium for Homeowners and Farmowners Policies and 35% for Businessowners Policies shall be included. The debtor party shall immediately pay the creditor the difference between the calculated premium and the deposit premium payments. However, in no event shall the adjusted reinsurance premium be less than $632,800.

                              Section 5
                              ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss adjustment expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of the amount paid or to be paid by the Company is received by the Reinsurer. The Company may give the Reinsurer written notice of its intention to pay a loss, equal to or greater than $500,000 to the layer, on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date,

PAGE


                                              No. 3525-0090
                                              EXHIBIT C

provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

     This Exhibit C is attached to and forms part of Reinsurance Agreement No. 3525-0090 issued to the SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA and EXCHANGE INSURANCE COMPANY.

PAGE


                                              No. 3525-0090

                                              EXHIBIT D

                              EXHIBIT D
                              ---------

                     FOURTH CASUALTY EXCESS OF LOSS
                     ------------------------------

                              Section 1
                              ---------

COVER

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996, as respects policies in force at 12:01 A.M., Standard Time, July 1, 1996, and new and renewal policies becoming effective on and after said date and subject to the exclusions set forth in Article V of this Agreement and the limits set forth in Section 2 of this Exhibit.

                              Section 2
                              ---------

LIMITS OF COVER
---------------

     Subject to the Limits and Retention hereof, the Reinsurers shall pay to the Company the amount of Ultimate Net Loss up to $9,000,000 Ultimate Net Loss each and every Loss Occurrence that takes place during the currency of this Contract in excess of $21,000,000 Ultimate Net Loss in respect of each and every Loss Occurrence.

                              Section 3
                              ---------

REINSTATEMENT
-------------

     Each claim hereon reduces the amount of indemnity provided under this Contract from the time of the loss occurrence by the amount paid. However, the amount so reduced shall be immediately reinstated one time. For the reinstated limit the Company shall pay the Reinsurer an additional premium calculated at pro rata of the reinsurance earned premium payable under this Exhibit. Such premium shall be pro rata as to the fraction of the face value of the limit so reinstated and 100% as to time. Nevertheless, the Reinsurer's liability hereunder shall never exceed $9,000,000 any one loss occurrence nor $18,000,000 for all loss occurrences during the term of this Contract.

PAGE


                                              No. 3525-0090
                                              EXHIBIT D


                              Section 4
                              ---------

PREMIUM
-------

     (a) The Company shall pay to the Reinsurers a deposit reinsurance premium of $395,500 in equal quarterly installments of $98,875, payable at July 1 and October 1, 1996, and January 1 and April 1, 1997.

     (b) Within 90 days after the end of each Agreement Year, the Company shall furnish to the Reinsurers a statement of the Gross Net Earned Premium Income of the Company for the Contract term and the reinsurance premium shall be adjusted at a rate of .07% of the Company's Gross Net Earned Premium Income. For the purposes of this calculation, 15% of the Company's earned premium for Homeowners and Farmowners Policies and 35% for Businessowners Policies shall be included. The debtor party shall immediately pay the creditor the difference between the calculated premium and the deposit premium payments. However, in no event shall the adjusted reinsurance premium be less than $316,400.

                              Section 5
                              ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss adjustment expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of the amount paid or to be paid by the Company is received by the Reinsurer. The Company may give the Reinsurer written notice of its intention to pay a loss, equal to or greater than $500,000 to the layer, on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

PAGE


                                              No. 3525-0090
                                              EXHIBIT D

     This Exhibit D is attached to and forms part of Reinsurance Agreement No. 3525-0090 issued to the SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA and EXCHANGE INSURANCE COMPANY.

PAGE


                                              No. 3525-0090
                                              EXHIBIT E

                             EXHIBIT E
                             ---------

                    FIFTH CASUALTY EXCESS OF LOSS
                    -----------------------------

                              Section 1
                              ---------

COVER
-----

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996, as respects policies in force at 12:01 A.M., Standard Time, July 1, 1996, and new and renewal policies becoming effective on and after said date and subject to the exclusions set forth in Article V of this Agreement and the limits set forth in Section 2 of this Exhibit.

                              Section 2
                              ---------

LIMITS OF COVER
---------------

     Subject to the Limits and Retention hereof, the Reinsurers shall pay to the Company the amount of Ultimate Net Loss up to $10,000,000 Ultimate Net Loss each and every Loss Occurrence that takes place during the currency of this Contract in excess of $30,000,000 Ultimate Net Loss in respect of each and every Loss Occurrence.

                              Section 3
                              ---------

REINSTATEMENT
-------------

     Each claim hereon reduces the amount of indemnity provided under this Contract from the time of the loss occurrence by the amount paid. However, the amount so reduced shall be immediately reinstated one time. For the reinstated limit the Company shall pay the Reinsurer an additional premium calculated at pro rata of the reinsurance earned premium payable under this Contract. Such premium shall be pro rata as to the fraction of the face value of the limit so reinstated and 100% as to time. Nevertheless, the Reinsurer's liability hereunder shall never exceed $10,000,000 any one loss occurrence nor $20,000,000 for all loss occurrences during the term of this Contract.

PAGE


                                              No. 3525-0090
                                              EXHIBIT E

                              Section 4
                              ---------

PREMIUM
-------

     (a) The Company shall pay to the Reinsurers a deposit reinsurance premium of $339,000 in equal quarterly installments of $84,750, payable at July 1 and October 1, 1996, and January 1 and April 1, 1997.

     (b) Within 90 days after the end of each Agreement Year, the Company shall furnish to the Reinsurers a statement of the Gross Net Earned Premium Income of the Company for the Contract term and the reinsurance premium shall be adjusted at a rate of .06% of the Company's Gross Net Earned Premium Income. For the purposes of this calculation, 15% of the Company's earned premium for Homeowners and Farmowners Policies and 35% for Businessowners Policies shall be included. The debtor party shall immediately pay the creditor the difference between the calculated premium and the deposit premium payments. However, in no event shall the adjusted reinsurance premium be less than $271,200.

                              Section 5
                              ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss adjustment expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of the amount paid or to be paid by the Company is received by the Reinsurer. The Company may give the Reinsurer written notice of its intention to pay a loss, equal to or greater than $500,000 to the layer, on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

PAGE


                                              No. 3525-0090
                                              EXHIBIT E


     This Exhibit E is attached to and forms part of Reinsurance Agreement No. 3525-0090 issued to the SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA and EXCHANGE INSURANCE COMPANY.

PAGE


                                              No. 3525-0090
                                              EXHIBIT F

                             EXHIBIT F
                             ---------

                    SIXTH CASUALTY EXCESS OF LOSS
                    -----------------------------

                              Section 1
                              ---------

COVER
-----

     The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after 12:01 A.M., July 1, 1996, as respects policies in force at 12:01 A.M., Standard Time, July 1, 1996, and new and renewal policies becoming effective on and after said date and subject to the exclusions set forth in Article V of this Agreement and the limits set forth in Section 2 of this Exhibit.

                              Section 2
                              ---------

LIMITS OF COVER
---------------

     Subject to the Limits and Retention hereof, the Reinsurers shall pay to the Company the amount of Ultimate Net Loss up to $10,000,000 Ultimate Net Loss each and every Loss Occurrence that takes place during the currency of this Contract in excess of $40,000,000 Ultimate Net Loss in respect of each and every Loss Occurrence.

                              Section 3
                              ---------

REINSTATEMENT
-------------

     Each claim hereon reduces the amount of indemnity provided under this Contract from the time of the loss occurrence by the amount paid. However, the amount so reduced shall be immediately reinstated one time. For the reinstated limit the Company shall pay the Reinsurer an additional premium calculated at pro rata of the reinsurance earned premium payable under this Contract. Such premium shall be pro rata as to the fraction of the face value of the limit so reinstated and 100% as to time. Nevertheless, the Reinsurer's liability hereunder shall never exceed $10,000,000 any one loss occurrence nor $20,000,000 for all loss occurrences during the term of this Contract.

PAGE


                                              No. 3525-0090
                                              EXHIBIT F

                              Section 4
                              ---------

PREMIUM
-------

     (a) The Company shall pay to the Reinsurers a deposit reinsurance premium of $282,500 in equal quarterly installments of $70,625, payable at July 1 and October 1, 1996, and January 1 and April 1, 1997.

     (b) Within 90 days after the end of each Agreement Year, the Company shall furnish to the Reinsurers a statement of the Gross Net Earned Premium Income of the Company for the Contract term and the reinsurance premium shall be adjusted at a rate of .05% of the Company's Gross Net Earned Premium Income. For the purposes of this calculation, 15% of the Company's earned premium for Homeowners and Farmowners Policies and 35% for Businessowners Policies shall be included. The debtor party shall immediately pay the creditor the difference between the calculated premium and the deposit premium payments. However, in no event shall the adjusted reinsurance premium be less than $226,000.

                              Section 5
                              ---------

REPORTS AND REMITTANCES
-----------------------

     (a) The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, as at dates and on forms mutually acceptable to the Company and the Reinsurer.

     (b) Payment by the Reinsurer of its proportion of losses and loss adjustment expenses paid or to be paid by the Company will be made by the Reinsurer to the Company within 15 days after proof of the amount paid or to be paid by the Company is received by the Reinsurer. The Company may give the Reinsurer written notice of its intention to pay a loss, equal to or greater than $500,000 to the layer, on a certain date and may require the receipt of payment of the Reinsurer's share of the loss by such date, provided the Reinsurer in any event shall have a period of 48 hours after receipt of said written notice to mail or otherwise dispatch the payment.

PAGE


                                              No. 3525-0090
                                              EXHIBIT F

     This Exhibit F is attached to and forms part of Reinsurance Agreement No. 3525-0090 issued to the SELECTIVE INSURANCE COMPANY OF AMERICA and SELECTIVE WAY INSURANCE COMPANY and SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST and SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA and EXCHANGE INSURANCE COMPANY.

PAGE


                     INTERESTS AND LIABILITIES CONTRACT
                     ----------------------------------

                 (hereinafter referred to as the "Contract")

                                  to the

                CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT
                ---------------------------------------------

                 (hereinafter referred to as the "Agreement")

                                  between

                    SELECTIVE INSURANCE COMPANY OF AMERICA
                       SELECTIVE WAY INSURANCE COMPANY
                 SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
                 SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
                          EXCHANGE INSURANCE COMPANY

          (hereinafter referred to either individually or collectively as the "Company")

                                     and

                 VARIOUS INSURANCE AND/OR REINSURANCE COMPANIES
            (hereinafter referred to as the "Subscribing Reinsurer")

It is mutually agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer's share in the interests and liabilities of the Reinsurers as set forth in the
Contract, to which this Agreement is attached, shall be for   %.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurers in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, to said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall become effective commencing 12:00 a.m., Eastern Standard Time, July 1, 1996, in respect of business in force at such date or business incepting, renewing or having an anniversary date on and after such date, and shall remain in effect until canceled according to the provisions of the Commencement and Termination Article.


                                    -1-


The interests and liabilities of the Subscribing Reinsurer therein may not be changed, altered and amended unless such change, alteration and amendment is evidenced by Endorsement to this Agreement executed by the Company and the Subscribing Reinsurer.

In Witness Whereof, the parties hereto have caused this Agreement to be
executed by their duly authorized representatives this  17th   day of
March, 1997.


SELECTIVE INSURANCE COMPANY OF AMERICA
SELECTIVE WAY INSURANCE COMPANY
SELECTIVE INSURANCE COMPANY OF THE SOUTHEAST
SELECTIVE INSURANCE COMPANY OF SOUTH CAROLINA
EXCHANGE INSURANCE COMPANY



/s/ Peter Anderson
    ------------------
    Peter Anderson

and on this 19th  Day of            , 19    .

                                    VARIOUS INSURANCE AND/OR
                                      REINSURANCE COMPANIES


                                   /s/
                                       -----------------